Events After the Reporting Period	6 Months Ended
Jun. 30, 2022
Events After Reporting Period [Abstract]
Events after the reporting period
11. Events after the reporting period
In July 2022, following a comprehensive hearing in May 2022, RC Dusseldorf issued a first instance judgment that the two Gilead entities infringe our composition of matter claims in EP 2955190 through their sales of Sovaldi, Harvoni, Vosevi and Epclusa in Germany. Following this judgment, Gilead is obliged to bear the costs of these proceedings, including approximately
€0.9 million (£0.8 million) of costs incurred to date by NuCana in relation to the patent infringement litigation in Germany. The precise amount is to be fixed by the RC Dusseldorf and Gilead has appealed
the judgment. Any such cost reimbursement by Gilead to the Company is dependent on the final outcome of the proceedings and other factors, the timing and certainty of which are currently indeterminable.